UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) September 28, 2004

HAIGHTS CROSS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(IRS Employer Identification No.)

10 New King Street, Suite 102 White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)

(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05 Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
RESTATED 2000 STOCK OPTION AND GRANT PLAN
FORM OF INCENTIVE STOCK OPTION AGREEMENT
FORM OF INCENTIVE STOCK OPTION AGREEMENT
CODE OF BUSINESS CONDUCT AND ETHICS

ITEM 5.05 Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

     On September 28, 2004, the Board of Directors of Haights Cross Communications, Inc. (the “Company”) adopted a Code of Business Conduct and Ethics that applies to all employees, officers and directors of the Company. A copy of the Code of Business Conduct and Ethics is being filed herewith as Exhibit 14.

ITEM 8.01 Other Events

     The Company is filing herewith its Restated 2000 Stock Option and Grant Plan as Exhibit 10.1, its form of incentive stock option agreement for stock options with time based vesting schedules as Exhibit 10.2 and its form of incentive stock option agreement for stock options with performance based vesting schedules as Exhibit 10.3. The Restated 2000 Stock Option and Grant Plan is being filed solely for the purpose of reflecting in one document the Company’s stock option and grant plan and previous amendments. The plan is not being amended at this time.

ITEM 9.01 Financial Statements and Exhibits

     (c) Exhibits. The following exhibits are being filed herewith.

Exhibit No.	Description
10.1	Restated 2000 Stock Option and Grant Plan

10.2	Form of incentive stock option agreement for stock options with time based vesting schedules

10.3	Form of incentive stock option agreement for stock options with performance based vesting schedules

14	Code of Business Conduct and Ethics

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAIGHTS CROSS COMMUNICATIONS, INC.

Date: September 28, 2004	By:	/s/ Paul J. Crecca Name: Paul J. Crecca Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Restated 2000 Stock Option and Grant Plan

10.2	Form of incentive stock option agreement for stock options with time based vesting schedules

10.3	Form of incentive stock option agreement for stock options with performance based vesting schedules

14	Code of Business Conduct and Ethics